SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                           FORM 8-K/A

                         AMENDMENT NO. 1

                               TO

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported):  October 9, 1997


                      DATAWATCH CORPORATION
     (Exact name of registrant as specified in its charter)



         DELAWARE              0-19960          02-0405716
    (State or other      (Commission file  (I.R.S. Employer
    jurisdiction of           number)       Identification
    incorporation or                             No.)
     organization)


     234 Ballardvale Street, Wilmington, MA           01887
       (Address of principal executive offices)    (Zip Code)


Registrant's telephone number including area code:  (978) 988-9700



                    No change since last report
     (Former name or address, if changed since last report)

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated October 9, 1997 as set forth in the pages attached hereto:
          (1)  Item 7.  Financial Statements and Exhibits
          (2)  Exhibit Index
          (3)  Filing of Additional Exhibits

     Datawatch Corporation (the "Company") hereby amends its Current Report on Form 8-K dated October 9, 1997 (the "Current Report") by deleting Item 7(b) and Item 7(c) of the Current Report and replacing it with the following new Items 7(b) and 7(c) so that as so amended said Items 7(b) and 7(c) shall read in their entirety as follows:

(1)  Item 7.  Financial Statements and Exhibits.

     (b)  Unaudited Pro Forma Consolidated Financial Information

          On October 9, 1997, the Company sold (the "Sale") its Macintosh-based Virex anti-virus and netOctopus network management software products and certain assets (exclusive of accounts receivable outstanding as of the closing date) relating to these Macintosh products (collectively, the "Macintosh Business") in exchange for $16,750,000 in cash plus the assumption of certain liabilities relating to the Macintosh Business. The unaudited pro forma condensed consolidated balance sheet as of June 30, 1997 gives effect to the Sale as if it had been consummated on June 30, 1997 and the unaudited pro forma condensed consolidated statements of operations for the nine months ended June 30, 1997 and the year ended September 30, 1996 give effect to the Sale as if it had been consummated on October 1, 1995.

          In the opinion of management, all adjustments necessary to fairly present this pro forma information have been made.

          The accompanying unaudited pro forma consolidated financial statements, which are filed as Exhibit 99.1 to this report and incorporated herein by reference, should be read in conjunction with the unaudited statements included in the Company's Quarterly Report on Form 10-Q for the period ended June 30, 1997, and the audited statements in the Company's Annual Report of Form 10-K for the period ended September 30, 1996. The pro forma information is not necessarily indicative of the results that would have been reported had the Sale occurred on the dates indicated, nor is it indicative of the Company's future results.

     (c)  Exhibits.

         *2.1  Asset Purchase Agreement, dated October 9,
               1997, among Datawatch Corporation, Pole Position
               Software GmbH, and Dr Solomon's Software, Inc.

         *2.2  Escrow Agreement dated October 9, 1997, among
               Datawatch Corporation, Dr Solomon's Software, Inc.
               and State Street Bank and Trust Company.

         99.1 The following unaudited pro forma condensed consolidated financial statements:

                     Unaudited Pro Forma Condensed Consolidated
                     Balance Sheet as of June 30, 1997

                     Unaudited Pro Forma Condensed Consolidated
                     Statement of Operations for the year ended
                     September 30, 1996

                     Unaudited Pro Forma Condensed Consolidated
                     Statement of Operations for the nine months ended June 30, 1997

                     Notes to Unaudited Pro Forma Condensed
                     Financial Statements

                _______________________
         *    Previously filed with the Company's Current Report
          on Form 8-K dated   October 9, 1997 filed on October
          24, 1997.

(2)  Exhibit Index.

     The Company hereby amends its Current Report by adding the following information to the Exhibit Index in the Current Report.

  Exhibit      Exhibit
  Number

99.1 The following unaudited pro forma condensed consolidated financial statements:

               Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1997

               Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended September 30, 1996

               Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended June 30, 1997

               Notes to Unaudited Pro Forma Condensed Financial Statements





(3)  Filing of Additional Exhibits.

     The Company hereby amends its Current Report by filing the additional exhibits attached hereto and as listed in (2) above.

                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              DATAWATCH CORPORATION



                              By: /s/ Bruce R. Gardner
                                Bruce R. Gardner
                                President and Chief Executive Officer



Dated:  December 22, 1997

                          EXHIBIT INDEX
 Exhibit No.   Description
*2.1           Asset Purchase Agreement, dated October 9, 1997,
               among Datawatch Corporation, Pole Position
               Software GmbH, and Dr Solomon's Software, Inc.

*2.2           Escrow Agreement dated October 9, 1997, among
               Datawatch Corporation, Dr Solomon's Software,
               Inc. and State Street Bank and Trust Company.

99.1 The following unaudited pro forma condensed consolidated financial statements:

                         Unaudited Pro Forma Condensed
                         Consolidated Balance Sheet as
                         of June 30, 1997

                         Unaudited Pro Forma Condensed
                         Consolidated Statement of Operations for the year ended September 30, 1996

                         Unaudited Pro Forma Condensed Consolidated
                         Statement of Operations for the nine months ended June 30, 1997

                         Notes to Unaudited Pro Forma Condensed
                         Financial Statements


                  _____________________________
* Previously filed with the Company's Current Report on Form 8-K dated October 9, 1997 filed on October 24, 1997.